SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: June 11, 1998,
------------------------------
(Date of earliest event reported)


                          Morgan Stanley Capital I Inc.
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             (Exact name of registrant as specified in its charter)

    Delaware                333-45467-01                 13-3291626
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(State or Other              (Commission              (I.R.S. Employer
Jurisdiction of             File Number)             Identification No.)
 Incorporation)



1585 Broadway,  New York,  N.Y.                                  10036
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(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (212) 761-4000

Item 5. Other Events.

     Attached as Exhibit 1 is the Pooling and Servicing Agreement (as defined below) for the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-XL1 (the "Certificates"). On June 11, 1998, Morgan Stanley Capital I Inc. (the "Company") caused the issuance of the Certificates, pursuant to a Pooling and Servicing Agreement dated as of June 1, 1998 (the "Pooling and Servicing Agreement") by and among the Company, Midland Loan Services, Inc., as master servicer, Clarion Partners, LLC, as special servicer and State Street Bank and Trust Company, as trustee, in fourteen classes: the Class A-1, Class A-2, Class A-3, Class X, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class Q, Class R and Class LR Certificates.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits


                       Item 601(a) of
                       Regulation S-K
 Exhibit No.            Exhibit No.                   Description
 -----------            -----------                   -----------

      1                       4          Pooling  and  Servicing  Agreement
                                         dated as of June 1, 1998.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                     MORGAN STANLEY CAPITAL I INC.


                                     By:  /s/James E. Flaum
                                          -------------------
                                          Name:  James E. Flaum
                                          Title: Vice President

Date:  June 24, 1998